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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-1 of our report dated March 10, 2000 relating to the financial statements of Old Dominion Electric Cooperative, which appears in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statement.



/S/ PRICEWATERHOUSECOOPERS LLP

Washington, DC

September 7, 2001